Exhibit 99.1 Analyst and Investor Day (NASDAQ: TTOO) April 12, 2022

Forward-Looking Statements This presentation contains forward-looking statements. Such statements reflect the current views of senior management of T2 Biosystems, Inc. ( we , us , our , T2 , T2 Biosystems or the Company ) and include those about T2's goals, strategies, plans, objectives, prospects, milestones, future operations, business and industry, anticipated product benefits, future events and conditions and potential scenarios. Such statements and those that include the words “expect,” “intend,” “plan,” “believe,” “project,” “forecast,” “estimate,” “may,” “should,” “anticipate” and similar statements of a future or forward-looking nature identify forward-looking statements for purposes of the federal securities laws or otherwise. Forward-looking statements address matters that involve risks and uncertainties. Each forward-looking statement is subject to risks and uncertainties that could cause actual results to differ materially from those expressed or implied in such statement, including, for example: (i) our status as an early commercial-stage company and expectation to incur losses in the future; (ii) our ability to obtain marketing authorization from the FDA or regulatory clearance for additional product candidates in the United States or abroad; (iii) the market acceptance of our technology; (iv) our ability to timely and successfully develop and commercialize existing and future product candidates; (v) our lengthy and variable sales cycle and lack of sales history; (vi) our ability to successfully manage growth; (vii) federal, state and foreign regulatory requirements; (viii) our uncertain future capital needs and ability to raise future capital; (ix) dependence on third parties; (x) recruiting, training and retaining key personnel; (xi) competitive factors; (xii) manufacturing and other product risks; (xii) risks related to intellectual property; and (xiii) other risk factors included in our annual report on form 10-K filed with the Securities and Exchange Commission (SEC) on March 23, 2022 and other documents we file with the SEC from time to time. Accordingly, there are or will be important factors that could cause our actual results to differ materially from those indicated in these statements. The statements made herein speak only as of the date of this presentation. We do not undertake, and specifically disclaim, any obligation to update any forward- looking statements contained in this presentation. © 2022 T2 Biosystems. All Rights Reserved. 2

Agenda Company Overview – 5 min. John Sperzel, Chairman and CEO Panel Discussion: Culture-Independent Diagnostics – 30 min. Aparna Ahuja, MD, Chief Medical Officer James Snyder, PhD, DABMM, FAAM Thomas Walsh, MD, PhD Commercial Strategy – 10 min. Brett Giffin, Chief Commercial Officer Product Pipeline – 10 min. Roger Smith, Senior VP Science R&D Financial Summary – 5 min. John Sprague, Chief Financial Officer Q&A – 30 min. Management Team © 2022 T2 Biosystems. All Rights Reserved. 3

Company Overview John Sperzel, Chairman and CEO © 2022 T2 Biosystems. All Rights Reserved. 4

Our mission is to fundamentally change the way medicine is practiced through transformative culture-independent diagnostics that improve the lives of patients around the world © 2022 T2 Biosystems. All Rights Reserved. 5

Investment Highlights Proprietary Platform Novel Diagnostics Large Market Opportunity Innovative proprietary Direct from blood ID Initial target market technology platform in 3-5 hours $2 billion+ (magnetic resonance) (culture independent) Established Reimbursement Robust Product Pipeline Commercially Focused U.S. hospital in-patient BARDA contract may Commercial focus testing is covered fund up to $69 million on hospital market (DRG payment system) (milestone-based) © 2022 T2 Biosystems. All Rights Reserved. 1. Proprietary technology platform with potential to become standard of care in sepsis management 6

Significant Economic and Human Toll from Sepsis Sepsis is the leading cost, cause of death, and cause of readmission in U.S. hospitals • Sepsis is the #1 cost of U.S. hospitalization 1 ($62 billion annually) • Sepsis is the #1 cause of death in U.S. hospitals 2 (270,000 deaths annually) • Sepsis is the #1 cause of 30-day readmission in U.S. hospitals 1 (~20% readmission) 1. https://journals.lww.com/ccmjournal/FullText/2020/03000/Sepsis_Among_Medicare_Beneficiaries__3__The.4.aspx © 2022 T2 Biosystems. All Rights Reserved. 7 2. Centers for Disease Control and Prevention.

2022 Corporate Priorities ACCELERATE SALES ENHANCE OPERATIONS ADVANCE PIPELINE © 2022 T2 Biosystems. All Rights Reserved. 8

Panel Discussion Aparna Ahuja, MD, Chief Medical Officer James Snyder, Ph.D., DABMM, FAAM Tom Walsh, MD, Ph.D. © 2022 T2 Biosystems. All Rights Reserved. 9

Sepsis Represents $62 Billion in U.S. Healthcare Costs

Claims more U.S. lives each year than the top three cancers combined: lung, colorectal, breast[2,3]

Costs the U.S. healthcare system $62 billion annually[1]

Claims more lives each year than the three top cancers combined (lung, colorectal, breast)[2,3]

Causes the death of nearly 270,000 Americans annually[2]

Hospitalized COVID-19 patients face a 22 percent higher risk of developing sepsis and are 113 percent more likely to experience septic shock compared to hospitalized influenza patients[4]

1. Buchman TG, et al. Sepsis Among Medicare Beneficiaries: 3. The Methods, Models, and Forecasts of Sepsis, 2012-2018. Crit Care Med. 2020 Mar;48(3):302-3188I 2. Centers for Disease Control and Prevention [Internet]. c2020. Sepsis: Clinical Information. Available from: https://www.cdc.gov/sepsis/clinicaltools/index.html?CDC_AA_refVal=https%3A%2F%2Fwww.cdc.gov%2Fsepsis%2Fdatareports%2Findex.html; 3. Centers for Disease Control and Prevention [Internet]. c2021. An Update on Cancer Deaths in the United States. Available from: https://www.cdc.gov/cancer/dcpc/research/update-on-cancer-deaths/; 4. Epic Health Research Network [Internet]. c2021. Sepsis Mortality Rates are Higher in Patients Hospitalized for COVID-19 Than for Influenza. Available from: https://ehrn.org/articles/sepsis-and-mortality-rates-are-higher-in-patients-hospitalized-for-covid-19-than-for-influenza

© 2022 T2 Biosystems. All Rights Reserved.

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The Challenge of Detecting Sepsis-Causing Pathogens

The current standard is a race against time, relying on empiric probability-based protocols



HOUR 0
HOUR 24
HOUR 48
HOUR 72+
Empiric Protocol is only optimal in 30-60% of cases
Broad Spectrum Antibiotics
Multiple Cultures
Additional antibiotics/ antifungals delivered
Additional antibiotics/ antifungals delivered
Additional antibiotics/ antifungals delivered
1hr
Each hour of delayed treatment increases mortality risk by 7.6% during Septic Shock[1]
Blood sample is drawn
Blood sample Is incubated
Average time for blood culture-based identification

© 2022 T2 Biosystems. All Rights Reserved.

1. Kumar, A., Roberts, D., Wood, K.E., et al, (2006). Duration of hypotension before initiation of effective antimicrobial therapy is the critical determinant of survival in human septic shock. Critical care medicine, 34(6), 1589-1596.

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Rapid Detection of Sepsis-Causing Pathogens is Critical T2 Biosystems provides species and resistance gene identification directly from whole blood within 3-5 hours of the first blood draw, often before the second dose of broad-spectrum antibiotics is delivered, enabling clinicians to achieve targeted therapy faster than the current standard of care. © 2022 T2 Biosystems. All Rights Reserved. 1. Peker, N., et al. Table 1. Clin Microb & Inf, 2018 12

Novel Culture-Independent BSI and AMR Diagnostics

Fully-automated T2Dx Instrument, Sepsis Test Panels and SARS-CoV-2 Panel

Rapid:
Results in 3-5 hours

Easy-to-use:
No sample preparation required

Sensitive and Specific:
~1 CFU/mL LoD and >98% Specificity


T2Dx

T2Candida®	T2Bacteria®	T2Resistance®	T2SARS-CoV-2®
Sensitivity: 91%[1] Specificity: 99%[1]	Sensitivity: 90%[2] Specificity: 98%[2]	Sensitivity: ≥ 99%[3] Specificity: ≥ 99%[3]	PPA: 95%[4] NPA: 100%[4]
C. albicans *C. tropicalis* *C. parapsilosis* *C. krusei* *C. glabrata*	*E. faecium* *S. aureus* *K. pneumoniae* *P. aeruginosa* *E. coli*	*mecA/C* *vanA/B* CTXM-14/15 KPC OXA-48 Group NDM, VIM, IMP AmpC (CMY/DHA)	Detects all emerging variants** 900 GE/mL – contrived 2000 GE/mL – patient samples
FDA-Cleared **CE-marked** 1-3 CFU/mL LoD	**FDA-Cleared** **CE-marked** 2-11 CFU/mL LoD	**RUO* (US only)** **CE-marked** 3-11 CFU/mL LoD	**FDA - For Emergency Use Authorization only** **alpha, beta, gamma, delta, lambda, mu, iota, omicron

*T2Resistance is not FDA cleared

© 2022 T2 Biosystems. All Rights Reserved.

1. Mylonakis E, et al. T2 magnetic resonance assay for the rapid diagnosis of candidemia in whole blood: a clinical trial. Clin Infect Dis. 2015 Mar 15;60(6):892-9; 2. Nguyen MH, et al. Performance of the T2Bacteria panel for diagnosing bloodstream infections: a diagnostic accuracy study. Ann Intern Med. 2019 Jun 18;170(12):845-852; 3. T2Resistance data on file; 4. T2SARS-CoV-2 data on file.

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Meta-analysis of 14 Controlled Studies (Peer-Reviewed)

Highlights benefits of T2 Biosystems sepsis technology vs. blood culture

Title: Antimicrobial and Resource Utilization with T2 Magnetic Resonance for Rapid Diagnosis of Bloodstream Infections: Systematic Review with Meta-analysis of Controlled Studies (2021)

Authors: Maddalena Giannella, George A. Pankey, Renato Pascale, Valerie M. Miller, Larry E. Miller, Tamara Seitz
Journal: Expert Review of Medical Devices


EXPERT
REVIEW
OF MEDICAL DEVICES

Seven Outcomes Evaluated

- Time to **detection 81 hours faster** with T2MR
- Time to **species identification 77 hours faster** with T2MR
- Patients testing positive on T2MR **received targeted antimicrobial therapy 42 hours faster**
- Patients testing negative on T2MR **de-escalated from empirical therapy 7 hours faster**
- Length of **ICU stay 5 days shorter** with T2MR
- Length of **hospital stay 4.8 days shorter** with T2MR
- Mortality rates were comparable between T2MR and BC

© 2022 T2 Biosystems. All Rights Reserved.

Giannella M, et al. Antimicrobial and resource utilization with T2 magnetic resonance for rapid diagnosis of bloodstream infections: systematic review with meta-analysis of controlled studies. Expert Rev Med Devices. 2021 May;18(5):473-482.

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Panel Discussion: Culture-Independent Diagnostics © 2022 T2 Biosystems. All Rights Reserved. 15

Commercial Strategy Brett Giffin, Chief Commercial Officer © 2022 T2 Biosystems. All Rights Reserved. 16

Commercial Strategy Increase instrument installed base and expand sepsis testing UNITED STATES MARKET INTERNATIONAL MARKET - Installed base: 90 T2Dx Instruments - Installed base: 55 T2Dx Instruments - Sales force expansion - Sales force expansion - Enhanced training programs - Geographic expansion (EU/ME, APAC, LATAM) - Instrument placement programs - Enhanced distributor training and support - Transition COVID-driven instruments to sepsis testing Collaboration with Medical Affairs to increase sepsis test utilization and clinical value awareness © 2022 T2 Biosystems. All Rights Reserved. 17 17

Growing Independent Support for T2 Technology

Included in dozens of independent, real-world clinical case studies demonstrating clinical utility of T2Bacteria and T2Candida (www.t2biosystems.com)

U.S. Food & Drug Administration granted breakthrough device designation for T2Resistance™ Panel

U.S. Centers for Medicare & Medicaid Services (CMS) established T2Bacteria® as first diagnostic product to gain incremental reimbursement through its New Technology Add-on Payment (NTAP)

U.S. Department of Health and Human Services (i.e., BARDA) awarded T2 Biosystems with up to $69 million in milestone-based product development funding

Vizient, Inc. awarded T2 Biosystems with Innovative Technology contract, providing access to more than 50 percent of the nation's acute care hospitals, 95 percent of all academic medical centers and 20 percent of the country's ambulatory market

© 2022 T2 Biosystems. All Rights Reserved.

1. United States CMS FY 2020 inpatient prospective system final rule

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Implementation Strategy Execution - Sales, Medical Affairs, Service Education Implementation Identify Use Cases Routine Testing Clinical and economic value Patient selection criteria: Secure approval for go-live and Establish patient sample and incorporation into sepsis protocol proposition Hematology/Oncology, ICU, results reporting workflow Transplant Post go live customer support Instrument installation Prepared to run clinical samples Routine clinical use © 2022 T2 Biosystems. All Rights Reserved. 19

Product Pipeline Roger Smith, Senior VP Science R&D © 2022 T2 Biosystems. All Rights Reserved. 20

T2 Biosystems' Product Pipeline

Product Name	Collaborator	Phase I (Feasibility)	Phase II (Development)	Phase III (Verification)	Phase IV (Clinical/Regulatory)	Phase V (Commercial Launch)
T2Resistance® Panel	BARDA				Initiated U.S. Trial (Q4 2021)	Launched (EU) - CE mark
T2Biothreat® Panel	BARDA				Initiated U.S. Trial (Q4 2021)	
Comprehensive BSI & AMR Panel	BARDA		Ongoing			
Next-Generation Instrument	BARDA		Ongoing			
T2Cauris® Panel	Self-funded					
T2Lyme® Panel	Self-funded					

© 2022 T2 Biosystems. All Rights Reserved.

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T2Resistance® Panel

The first direct-from-blood detection of antibiotic resistance markers

- Detection of **13 antibiotic resistance genes** from both Gram-positive and Gram-negative pathogens direct-from-blood, without the wait for blood culture
- Performed on the T2Dx® Instrument with **results in 3-5 hours**
- Obtained CE Mark and launched in Europe
- Granted "**Breakthrough Device**" designation by FDA
- Initiated U.S. clinical trial in December 2021
- Proposed submission to FDA in 2022

- Covers the **most clinically important antibiotic resistance pathogens**
  - Carbapenem-resistant *Acinetobacter*
  - Carbapenem-resistant Enterobacteriaceae (CRE)
  - Extended-spectrum Beta-lactamase (ESBL) producing Enterobacteriaceae
  - Vancomycin-Resistant *Enterococci* (VRE)
  - Methicillin-Resistant *S. aureus* (MRSA)
- The CDC estimates that these infections result in over **590,000 hospitalizations** and **25,000 deaths** annually in the US[1]
- ~46% of patients are given inappropriate empiric therapy, many associated with antimicrobial resistance infections[2]
- Rapid diagnosis of patients with resistance infections is essential to getting them on appropriate therapy and reducing mortality[2]

© 2022 T2 Biosystems. All Rights Reserved.

1. https://www.cdc.gov/drugresistance/pdf/threats-report/2019-ar-threats-report-508.pdf
2. Pau/ M, Shani V, Muchtar E, Kariv G, Robenshtok E, Leibovici L. Systematic review and meta-analysis of the efficacy of appropriate empiric antibiotic therapy for sepsis. *Antimicrob Agents Chemother.* 2010;54(11):4851-4863. doi:10.1128/AAC.00627-10

T2Biosystems

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® T2Biothreat Panel Novel direct-from-blood detection of biothreat pathogens 1 • Simultaneously detects 6 biothreat pathogens direct-from-blood, without the wait for blood culture • Proposed to be an aid in the diagnosis of anthrax, tularemia, melioidosis, glanders, typhus fever and plague • Bioterrorism is a real threat to U.S. security - 1984 - Russia was reported to have used bioterrorism in Afghanistan - 2001 - U.S. congressional members attacked with anthrax – over 22 illnesses and 5 deaths - 2022 - U.S. Government warns of potential use of biological weapons by Russia in Ukraine • Based on reported data, the panel is expected to be more sensitive than other FDA cleared molecular tests • Proposed submission to FDA in 2022 © 2022 T2 Biosystems. All Rights Reserved. 1. Noted by the CDC to be Category A or B biothreat agents 23

Comprehensive Panel Bloodstream Infections (BSI) and Antimicrobial Resistance (AMR) • Direct-from-blood test panel with results in approximately 3 hours • Detects a combination of genus, complex, species and resistance markers • Proposed to detect >95% of blood stream infections from a single blood sample Market Research: Infectious Disease Physician and Pharmacist Responses “I think this is very exciting technology and I would be excited to have something like that brought on to my institution, so I could definitely see this advantageous for having available for our sepsis patients.” “..is this [comprehensive panel] helpful to me as a clinician for faster treatment and antimicrobial stewardship? – There is no doubt!” “I could see broad interest in this. Our hospitalist and intensivists would want to use this.” © 2022 T2 Biosystems. All Rights Reserved. Market Research Data on File 24

Next-Generation Instrument Design specifications • Random access, fully-automated system able to process multiple samples simultaneously • Designed in parallel with comprehensive panel for BSI and AMR • Requires no up-front sample processing • Processes whole blood samples • Utilizes a self-contained consumable for easy loading and disposal 3D graphic image rendering is subject to change © 2022 T2 Biosystems. All Rights Reserved. 25

Financial Summary John Sprague, Chief Financial Officer © 2022 T2 Biosystems. All Rights Reserved. 26

Financial Summary 1 2022 Guidance 2021 2020 % Change 55% Total Revenue $28-31 million $28.1 million $18.1 million 42% Product Revenue $16-17 million $16.6 million $11.7 million 78% R&D Revenue $12-14 million $11.4 million $6.4 million T2Dx Instruments 60-70 32 57 2 Cash Balance $33.8 million 1. Guidance assumes a decrease in sales of COVID-19 tests compared to 2021 and doubling core sepsis business compared to 2021 © 2022 T2 Biosystems. All Rights Reserved. 2. Includes $1.5 million restricted cash. 27

Q&A T2 Biosystems Management Team © 2022 T2 Biosystems. All Rights Reserved. 28